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                                                     Exhibit 10

          NAVISTAR FINANCIAL SECURITIES CORPORATION


                      MATERIAL CONTRACTS

    The  following  material contracts  of  Navistar  Financial
Securities Corporation are incorporated herein by reference:

10.1 Pooling and Servicing Agreement dated as of December 1, 1990 among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and The Chase Manhattan Bank (survivor in the merger between The Chase Manhattan Bank and Chemical Bank which was the survivor in the merger between Chemical Bank and Manufacturers Hanover Trust Company), as Trustee. Filed on Registration No. 33-36767.

10.2 Purchase Agreement dated as of December 1, 1990 between Navistar Financial Corporation and Navistar Financial Securities Corporation, as Purchaser, with respect to the Dealer Note Trust 1990. Filed on Registration No. 33-36767.

10.3 Pooling and Servicing Agreement dated as of June 8, 1995, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, The Chase Manhattan Bank (survivor in the merger between The Chase Manhattan Bank and Chemical Bank which was the survivor in the merger between Chemical Bank and Manufacturers Hanover Trust Company), as 1990 Trust
       Trustee, and The Bank of New York, as Master Trust Trustee. Filed on Registration No. 33-87374.

10.4 Series 1995-1 Supplement to the Pooling and Servicing Agreement dated as of June 8, 1995, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and The Bank of New York, as Master Trust Trustee on behalf of the Series 1995-1 Certificateholders. Filed on Registration No. 33-87374.

10.5 Class A-4 Supplement to the 1990 Pooling and Servicing Agreement dated June 8, 1995, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and The Chase Manhattan Bank (survivor in the merger between The Chase Manhattan Bank and Chemical Bank which was the survivor in the merger between Chemical Bank and Manufacturers Hanover Trust Company), as Trustee. Filed on Registration No.33-87374.

10.6 Purchase Agreement dated as of June 8, 1995, between Navistar Financial Corporation and Navistar Financial Securities Corporation, as Purchaser, with respect to the Dealer Note Master Trust. Filed on Registration No. 33-87374.